Summary Prospectus

dated March 1, 2019

1290 High Yield Bond Fund – Class A (TNHAX), I (TNHIX) and R (TNHRX) Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s current Prospectus and Statement of Additional Information (“SAI”), dated March 1, 2019, which includes the Fund’s audited financial statements, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. In-stead, the shareholder reports will be made available on the Funds’ website (www.1290Funds.com/literature.php), and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive the Funds’ shareholder reports and other communications electronically by contact-ing your financial intermediary or, if you invest directly with the Funds, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

Beginning on January 1, 2019, you may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-888-310-0416 or send an e-mail request to 1290Funds@dfinsolutions.com to let the Funds know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all 1290 Funds held in your account if you invest through your financial intermediary or all 1290 Funds held with the fund complex if you invest directly with the Funds.

Investment Objective: Seeks to maximize current income.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
1290 High Yield Bond Fund	Class A Shares		Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	4.50%		None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	[1]	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25		$25	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 High Yield Bond Fund	Class A Shares	Class I Shares	Class R Shares
Management Fee	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%	0.50%
Other Expenses	0.92%	0.92%	0.92%
Total Annual Fund Operating Expenses	1.77%	1.52%	2.02%
Fee Waiver and/or Expense Reimbursement[2],3	–0.77%	–0.77%	–0.77%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	0.75%	1.25%
[1]	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.
[2]

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund invests, 12b-1 fees, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.75% for Class A shares, Class I shares and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after April 30, 2020.

[3]	Fee Waiver and/or Expense Reimbursement information has been restated to reflect the current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$547	$910	$1,297	$2,379
Class I Shares	$77	$405	$756	$1,747
Class R Shares	$127	$559	$1,017	$2,286

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bank loans, bonds, loan participations, notes and debentures are examples of debt securities. It is expected that the Fund will invest primarily in high-yield corporate bonds as well as floating rate loans, and participations in and assignments of loans. Securities below investment grade include those securities that at the time of purchase are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), or BB+ or lower by Fitch Ratings Ltd. (“Fitch”) or by Standard & Poor’s Global Ratings (“S&P”) or, if unrated, deemed to be of comparable quality by the Fund’s investment adviser, 1290 Asset Managers (the ”Adviser”) or the Fund’s sub-adviser, AXA Investment Managers, Inc. (“AXA IM” or the “Sub-Adviser”). The below investment grade securities in which the Fund invests are generally rated at least Ca by Moody’s or at least CC by Fitch or S&P or, if unrated, deemed to be of comparable quality by the Adviser or the Sub-Adviser. The Fund may continue to hold securities that are downgraded below these ratings subsequent to purchase. The Fund does not normally invest in securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Fund may invest in debt securities issued by small-, mid- and large-capitalization companies. The Fund may invest up to 25% of its net assets in debt securities of issuers located outside the United States, including emerging markets issuers and U.S. dollar-denominated securities of non-U.S. issuers.

The Fund may invest in securities of any maturity because AXA IM places greater emphasis on credit risk in selecting securities than either maturity or duration. Certain debt instruments in which the Fund may invest may be structured as pay-in-kind securities. The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund may also lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Fund’s performance.

Credit Risk: The Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country. In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Fund’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Fund.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Fund considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s or if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Fund leverages its holdings, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. For example, the Fund may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. The Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that a rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses.

Liquidity Risk: The trading market for a particular investment in which the Fund invests, or a particular investment in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to Fund. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. The Fund also may not receive its proceeds from the sale of certain securities for an extended period of time. Certain securities that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can prevent the Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets. Any of these events may result in losses to the Fund.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Market Risk: The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Mid-Cap and Small-Cap Company Risk: The Fund’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB+ or lower by S&P or Fitch, Ba1 or lower by Moody’s or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk: The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the principal on securities held by the Fund may be paid off by the issuer more slowly than originally anticipated.

Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Fund may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Fund’s securities lending agent may indemnify the Fund against that risk. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2018, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance.

The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results.

Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	Worst quarter (% and time period)

4.56% (2016 3rd Quarter)	–5.31% (2015 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception
1290 High Yield Bond Fund — Class I Shares (Inception Date: November 12, 2014) returns before taxes	–2.00%	2.77%
1290 High Yield Bond Fund — Class I Shares (Inception Date: November 12, 2014) returns after taxes on distributions	–4.19%	0.06%
1290 High Yield Bond Fund — Class I Shares (Inception Date: November 12, 2014) returns after taxes on distributions and sale of fund shares	–1.15%	0.88%
1290 High Yield Bond Fund — Class A Shares (Inception Date: November 12, 2014) returns before taxes	–6.55%	1.39%
1290 High Yield Bond Fund — Class R Shares (Inception Date: November 12, 2014) returns before taxes	–2.38%	2.27%
ICE BofAML U.S. High Yield Master II Index (reflects no deduction for fees, expenses, or taxes)	–2.26%	3.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of fund shares may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

WHO MANAGES THE FUND

Investment Adviser: 1290 Asset Managers®

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:

Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	November 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	November 2014

Sub-Adviser: AXA Investment Managers, Inc. (“AXA IM”)

Portfolio Managers: The individuals primarily responsible for the securities selection, research and trading for the Fund are:

Name	Title	Date Began Managing the Fund
Carl Whitbeck, CFA®	Global Head of High Yield & US Active Fixed Income	November 2014
Robert Houle, CFA®	US High Yield Portfolio Manager/Analyst of AXA IM	March 2018

The Adviser has been granted relief by the Securities and Exchange Commission (“SEC”) to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, changes to advisory contracts that result in an increase in the aggregate advisory fee rate paid by the Fund are still subject to shareholder approval. In addition, the Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser, unless the sub-advisory agreement is approved by the Fund’s shareholders. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF FUND SHARES

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone 1-888-310-0416, by overnight mail (1290 Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	A Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•  $500 for certain fee-based programs.

•  $500, if establishing an Automatic Bank Draft Plan.

•  $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

•  No minimum for certain employer- sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have

$250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	No subsequent minimum	No subsequent minimum

Your financial intermediary may impose different investment minimums.

TAX INFORMATION

The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

AXAHYBFSUM2019